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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT  December 14, 1999                 Commission file number  0-784
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                               DETREX CORPORATION
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             (Exact name of registrant as specified in its charter)

            Michigan                                              38-0480840
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 (State or other jurisdiction of                             (I.R.S. Employer
  incorporation or organization)                             Identification No.)


24901 Northwestern Hwy., Ste. 500, Southfield, MI                 48075
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code                (248) 358-5800
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Securities registered pursuant to section 12(b) of the Act:



                                                        Name of each exchange on
     Title of each class                                which registered
     -------------------                                ------------------------
          None                                                 None

Securities registered pursuant to Section (g) of the Act:

                       Common Capital Stock, $2 Par Value
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                                (Title of Class)


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months and (2) has been subject to such filing requirements for the past 90 days.


                                                               YES  X    NO
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Item 5.  OTHER EVENTS

         The registrant issued the following press release on December 14, 1999:


"Detrex Corporation (NASDAQ: DTRX), today announced that it will close its lubricant additives plant outside of Cincinnati, Ohio. Its Elco Corporation is consolidating its manufacturing operations into a new, more efficient facility in Ashtabula, Ohio. The new facility will further enhance Elco's ability to cost-effectively produce quality gear and oil additives.

As a result of this consolidation and write-down of other assets, a one-time after tax charge of approximately $550,000 or $.35 per share will occur in the 1999 fourth quarter. For the year, the Company anticipates a loss of approximately one million dollars. The anticipated cost savings and business improvement from the consolidation will increase productivity for the Company.

Tom Mark, President and Chief Operating Officer said, "This action follows other cost-control programs that have been made over the past two years in order to reduce the Company's cost of doing business. As sales begin to increase, the Company's operating profitability should begin to benefit from these actions."

This release contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected in such statements. Such risks and uncertainties include, but are not limited to, unanticipated slowdowns in the company's major markets, the impact of competition and the effectiveness of operational changes expected to increase efficiency."


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DETREX CORPORATION


                                          /S/ Gerald J. Israel
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                                          Gerald J. Israel
                                          Vice President, Finance
                                          Chief Financial Officer & Treasurer


Dated:  December 14, 1999